ANNUAL REPORT

TEMPLETON GLOBAL REAL ESTATE FUND

AUGUST 31,1997

[FRANKLIN TEMPLETON LOGO]

[LOGO CELEBRATING OVER 50 YEARS]
Celebrating 50 Years


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

[PHOTO Jeffrey A. Everett]


Jeffrey A. Everett
Portfolio Manager
Templeton Global Real Estate Fund

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Global Real Estate Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry, or which own significant real estate assets. Current income is a secondary objective.


Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Global Real Estate Fund for the fiscal year ended August 31, 1997. Unlike previous years, when the real estate sector experienced declining property values and falling rents due to excessive supply, this was a favorable period for most real estate markets. Within this environment, the Templeton Global Real Estate Fund - Class I produced a 12-month total return of 22.06%, while the Morgan Stanley Capital International(R) (MSCI) World Index posted a 22.85% total return for the same period, as discussed in the Performance Summary on page 6.

In the U.S., a large part of the portfolio consisted of Real Estate Investment Trusts (REITs). A REIT is a company that owns and manages large real estate investments, enabling investors to benefit from owning real estate on a scale that most individuals could not possibly achieve. Although the collective market capitalization for REITs reached $80 billion this year (up from only

CONTENTS

Shareholder Letter .....        1

Performance Summary
   Class I .............        6
   Class II ............        9

Financial Highlights and
Statement of Investments       12

Financial Statements ...       18

Notes to Financial
Statements .............       21

Independent Auditor's
Report .................       25

Tax Designation ........       26


[PYRAMID GRAPHIC]


                            GEOGRAPHIC DISTRIBUTION
                           Based on Total Net Assets
                                    8/31/97
          United States                                          52.4%
          Europe                                                 13.6%
          Asia                                                   12.6%
          Canada                                                  6.6%
          Latin America                                           4.0%
          Other                                                   3.5%
          Short-Term Obligations & Other Net Assets               7.3%


[PIE GRAPH]

$9 billion in the early 1990s), we believed this growth trend was slowing, and took profits by reducing our REIT holdings, from 40.9% to 33.3% of total net assets. Our remaining REITs include Equity Residential Properties(1) and Crescent Real Estate Equities Company, both of which may be positioned to acquire assets from underperforming REITs at attractive prices.

Two non-REITs were among our largest U.S. holdings. One was Catellus Development Corp., an owner and developer of industrial property in California. Its stock price more than doubled during this period, as new management engineered a dramatic turnaround, based in part on the general economic strength of the San Francisco Bay Area. The other was Rouse Company, which manages retail, office, and residential properties, and recently purchased a 22,000-acre planned community called Summerlin, near Las Vegas, Nevada. Given Rouse's outstanding reputation for developing a planned community in Columbia, MD., the stock's price, in our opinion, did not fully reflect the value of this acquisition. Its management is among the most respected in the real estate industry, and we believe in its potential to deliver shareholder value.

Until now, almost all U.S. real estate companies benefited from a powerful combination of relatively low interest rates, a growing economy, and little new construction. However, this favorable economic backdrop cannot be expected to support all real estate companies in the long term. Many companies that relied on favorable macroeconomic conditions, and "spread investing," whereby funds are borrowed at cheap rates to finance real estate investments with higher rates of return, may find it difficult to sustain earnings and dividend growth. Of course, future consolidation could allow companies such as Equity Residential and


(1) A complete listing of all stocks in the portfolio as of August 31, 1997 begins on page 14.

Crescent, that have a long-term plan and the potential to sustain earnings and dividend growth, to opportunistically acquire assets from underperforming REITs.

In Asia, Hong Kong remained our largest exposure. We realized profits when we sold a portion of our holdings in Sun Hung Kai Properties and New World Development Co., two large real estate companies, but still hold a large position in Cheung Kong Holdings, a major real estate developer. We believe that a lack of readily developable land and a three-year delay between planning and residence should keep the demand for Hong Kong's housing sharply in excess of supply, at least through 1998. In the long term, however, this market may not be as profitable as it has been for the past 17 years.

Once again, we were prevented from making any Japanese real estate investments due to their continued high prices. Surprisingly, in spite of years of decline, property prices in Tokyo are still falling, yet housing prices remain among the most expensive in the world. Residences in Tokyo cost five times more than those in Paris, and four times more than those in New York. Although investments are therefore difficult to find, we will monitor future changes in this market.

In Europe, France was our most significant weighting. In late 1996, the French real estate market, particularly for office property, began to rebound from the extended downturn it had been experiencing since the late 1970s. While many countries have endured bear markets in real estate, France's has lasted longer than most. Despite this, we believe positive rent reversions and a shortage of meaningfully large contiguous office space bode well for companies like Unibail, our largest French holding.

TOP 10 HOLDINGS
8/31/97


COMPANY                                   % OF TOTAL
INDUSTRY, COUNTRY                         NET ASSETS
-----------------------------------------------------
Revenue Property Ltd.
Real Estate, Canada                          5.8%

Catellus Development Corp.
Real Estate, U. S.                           3.5%

Equity Residential Properties
Real Estate, U. S.                           3.0%

Rouse Co.
Real Estate, U. S.                           2.9%

LTC Properties Inc.
Real Estate, U. S.                           2.7%

Weeks Corp.
Real Estate, U. S.                           2.7%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                    2.6%

Security Capital Pacific Trust, SBI
Real Estate, U. S.                           2.4%

CBL & Associates Properties Inc.
Real Estate, U. S.                           2.4%

Beacon Properties Corp.
Real Estate, U. S.                           2.4%

For a complete list of portfolio holdings, see page 14 of this report.

Looking forward, we believe that real estate stocks have the potential to show continued improvement in value, while experiencing below-average volatility. In our opinion, urbanization offers the possibility of tremendous investment opportunities. The world will soon have 13 cities with populations of more than 10 million, including Beijing, Calcutta, Jakarta, Seoul, Shanghai, Bangkok, Karachi, and Manila. And a study by the Nomura Research Institute concluded that even with urbanization growing at 15% per year for 10 years, the total urbanization rate (percent of population living in urban areas) in Asia will fail to match that of Europe and North America.

This trend toward "megacities" should also have as important an effect on infrastructure development as it does on real estate. Companies among the Fund's holdings that might benefit from this trend include PT Jaya Properties in Indonesia and Metro Pacific Corp. in the Philippines. However, since it is most unusual for a stock purchased at a price below its intrinsic value to appreciate considerably within a short period of time, it is important to remember that investing, especially in the real estate sector, requires patience and a long-term outlook.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Please remember, however, that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors. Emerging markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Since the Fund concentrates on the real estate industry, its share price may be more volatile than those of more broadly diversified investments. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in the Templeton Global Real Estate Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments you may have.

Sincerely,


/s/Jeffery A. Everett
---------------------
Jeffery A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund, Inc.

PERFORMANCE SUMMARY

CLASS I

Templeton Global Real Estate Fund - Class I produced a cumulative total return of 22.06% for the one-year period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the maximum 5.75% initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 8, the Fund's Class I shares delivered a cumulative total return of more than 107% since inception on September 12, 1989.

During the reporting period, the Fund's share price increased $2.55, from $13.78 on August 31, 1996 to $16.33 on August 31, 1997. Shareholders received 42 cents ($0.42) per share in dividend income. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class I shares since the Fund's inception with that of the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. It also shows the


Past performance is not predictive of future results.

Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

CLASS I
Total Return Index Comparison
$10,000 Investment (9/12/89 - 8/31/97)

[LINE GRAPH]

9/12/89         $9,425         $10,000        $10,000
9/89            $9,425         $10,418        $10,019
10/89           $9,369         $10,072        $10,068
11/89           $9,369         $10,476        $10,091
12/89           $9,435         $10,814        $10,106
1/90            $9,102         $10,311        $10,202
2/90            $9,093          $9,870        $10,242
3/90            $9,150          $9,276        $10,282
4/90            $8,827          $9,144        $10,314
5/90            $9,368         $10,109        $10,330
6/90            $9,549         $10,038        $10,394
7/90            $9,596         $10,131        $10,442
8/90            $8,437          $9,185        $10,530
9/90            $7,800          $8,218        $10,602
10/90           $7,767          $8,987        $10,674
11/90           $7,905          $8,841        $10,698
12/90           $8,200          $9,028        $10,738
1/91            $8,984          $9,360        $10,803
2/91            $9,567         $10,228        $10,819
3/91           $10,009          $9,928        $10,834
4/91           $10,281         $10,007        $10,850
5/91           $10,381         $10,236        $10,882
6/91           $10,029          $9,605        $10,915
7/91           $10,230         $10,061        $10,931
8/91           $10,110         $10,030        $10,963
9/91           $10,311         $10,295        $11,011
10/91          $10,139         $10,464        $11,027
11/91          $10,003         $10,010        $11,059
12/91          $11,022         $10,740        $11,068
1/92           $11,423         $10,543        $11,083
2/92           $11,296         $10,363        $11,124
3/92           $11,127          $9,877        $11,180
4/92           $11,264         $10,016        $11,196
5/92           $11,634         $10,416        $11,211
6/92           $11,433         $10,069        $11,252
7/92           $11,264         $10,096        $11,276
8/92           $10,969         $10,344        $11,308
9/92           $11,085         $10,251        $11,340
10/92          $11,197          $9,975        $11,380
11/92          $11,143         $10,156        $11,396
12/92          $11,479         $10,240        $11,389
1/93           $11,905         $10,276        $11,445
2/93           $12,352         $10,521        $11,485
3/93           $13,029         $11,133        $11,526
4/93           $13,149         $11,651        $11,557
5/93           $13,302         $11,922        $11,574
6/93           $13,193         $11,823        $11,590
7/93           $13,313         $12,069        $11,589
8/93           $13,825         $12,624        $11,622
9/93           $14,033         $12,393        $11,645
10/93          $14,437         $12,736        $11,694
11/93          $14,448         $12,018        $11,702
12/93          $15,265         $12,608        $11,701
1/94           $15,842         $13,442        $11,734
2/94           $15,708         $13,270        $11,775
3/94           $14,943         $12,700        $11,815
4/94           $14,921         $13,095        $11,831
5/94           $15,010         $13,131        $11,838
6/94           $14,410         $13,097        $11,879
7/94           $14,921         $13,348        $11,910
8/94           $15,154         $13,752        $11,959
9/94           $14,965         $13,393        $11,991
10/94          $14,666         $13,776        $12,000
11/94          $14,152         $13,182        $12,016
12/94          $14,090         $13,312        $12,016
1/95           $13,639         $13,115        $12,063
2/95           $13,808         $13,308        $12,111
3/95           $13,706         $13,952        $12,151
4/95           $13,819         $14,441        $12,192
5/95           $14,473         $14,567        $12,216
6/95           $14,586         $14,566        $12,240
7/95           $14,902         $15,298        $12,240
8/95           $14,891         $14,959        $12,273
9/95           $15,094         $15,398        $12,296
10/95          $14,673         $15,159        $12,336
11/95          $14,685         $15,688        $12,335
12/95          $14,936         $16,150        $12,327
1/96           $15,365         $16,444        $12,400
2/96           $15,435         $16,547        $12,440
3/96           $15,331         $16,826        $12,504
4/96           $15,551         $17,224        $12,552
5/96           $15,830         $17,242        $12,576
6/96           $15,784         $17,333        $12,584
7/96           $15,400         $16,724        $12,608
8/96           $16,004         $16,919        $12,633
9/96           $16,376         $17,585        $12,673
10/96          $16,658         $17,710        $12,713
11/96          $17,178         $18,706        $12,737
12/96          $17,992         $18,410        $12,737
1/97           $18,327         $18,634        $12,777
2/97           $18,315         $18,852        $12,816
3/97           $18,123         $18,483        $12,854
4/97           $17,729         $19,090        $12,867
5/97           $18,662         $20,272        $12,854
6/97           $19,080         $21,285        $12,867
7/97           $19,906         $22,269        $12,880
8/97           $19,535         $20,783        $12,905
TOTAL RETURN:   95.35%

NOTE - Includes sales charge
NOTE - All currencies are in US Dollars


          Templeton Global
         Real Estate Fund*     MSCI World Index**      CPI***
         -----------------     ------------------     -------
8/97          $19,535                $20,783          $12,905


                                                                      SINCE
                                                                    INCEPTION
                                                1-YEAR   5-YEAR     (9/12/89)
  ---------------------------------------------------------------------------
  Average Annual Total Return****               15.02%    10.92%       8.77%


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the current maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge, and on January 1, 1993, the Fund implemented a Rule 12b-1 plan. Such expenses will affect subsequent performance. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics, September 30, 1997.

****Please see table on page 8.



Past performance is not predictive of future results.

TEMPLETON GLOBAL REAL ESTATE FUND
CLASS I
Periods ended 8/31/97

                                                                            Since
                                                                          Inception
                                       1-Year           5-Year            (9/12/89)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                22.06%            78.09%           107.26%
Average Annual Total Return(2)            15.05%            10.92%             8.77%
Value of $10,000 Investment(3)       $   11,505        $   16,792        $   19,535

                               8/31/93     8/31/94   8/31/95   8/31/96   8/31/97
--------------------------------------------------------------------------------
One-Year Total Return(4)        25.94%      9.69%    -1.74%     7.48%     22.06%


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the current maximum 5.75% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods, and include the current maximum 5.75% initial sales charge. See Note below.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the indicated dates, and does not include the sales charge.

Note: Prior to July 1, 1992, the Fund's Class I shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

CLASS II

Templeton Global Real Estate Fund - Class II produced a cumulative total return of 21.12% for the one-year period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

During the reporting period, the Fund's share price increased $2.49, from $13.67 on August 31, 1996, to $16.16 on August 31, 1997. Shareholders received 34.3 cents ($0.343) per share in dividend income. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since their inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash

Past performance is not predictive of future results.

(the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/97)

5/1/95                    $9,903        $10,000        $10,000
5/95                     $10,364        $10,088        $10,020
6/95                     $10,437        $10,086        $10,040
7/95                     $10,663        $10,593        $10,039
8/95                     $10,639        $10,359        $10,067
9/95                     $10,784ee                     $10,086
10/95                    $10,471        $10,497        $10,119
11/95                    $10,479        $10,863        $10,118
12/95                    $10,652        $11,183        $10,111
1/96                     $10,952        $11,387        $10,171
2/96                     $10,993        $11,458        $10,204
3/96                     $10,910        $11,651        $10,256
4/96                     $11,060        $11,927        $10,296
5/96                     $11,251        $11,940        $10,316
6/96                     $11,209        $12,002        $10,322
7/96                     $10,935        $11,581        $10,342
8/96                     $11,359        $11,716        $10,362
9/96                     $11,616        $12,177        $10,395
10/96                    $11,804        $12,264        $10,428
11/96                    $12,167        $12,953        $10,448
12/96                    $12,736        $12,748        $10,448
1/97                     $12,966        $12,904        $10,480
2/97                     $12,958        $13,054        $10,512
3/97                     $12,813        $12,799        $10,544
4/97                     $12,524        $13,219        $10,554
5/97                     $13,171        $14,038        $10,543
6/97                     $13,460        $14,739        $10,554
7/97                     $14,031        $15,421        $10,565
8/97                     $13,758        $14,392        $10,586
TOTAL RETURN:              37.58%

NOTE - Includes sales charges
NOTE - All currencies are in US Dollars

____  Templeton Global    ----  MSCI World Index**   .... CPI***
      Real Estate Fund*

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics, September 30, 1997.


Past performance is not predictive of future results.

TEMPLETON GLOBAL REAL ESTATE FUND
CLASS II
Periods ended 8/31/97

                                                       SINCE
                                                     INCEPTION
                                          1-YEAR      (5/1/95)
------------------------------------------------------------------
Cumulative Total Return(1)                 21.12%         38.93%
Average Annual Total Return(2)             18.91%         14.64%
Value of $10,000 Investment(3)           $11,891        $13,758



                                         8/31/96        8/31/97
---------------------------------------------------------------
One-Year Total Return(4)                    6.69%         21.12%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods, and include all sales charges.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the indicated dates, and does not include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

                                                                                    CLASS I
                                                             ------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                        ----------------------------------------------------------------
                                                          1997          1996          1995          1994          1993
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...................     $13.78        $13.20        $13.66        $12.66        $10.40
                                                        ----------------------------------------------------------------
Income from investment operations:
 Net investment income...............................        .39           .31           .39           .22           .25
 Net realized and unrealized gains (losses)..........       2.58           .64          (.64)         1.00          2.36
                                                        ----------------------------------------------------------------
Total from investment operations.....................       2.97           .95          (.25)         1.22          2.61
Distributions from net investment income.............       (.42)         (.37)         (.21)         (.22)         (.35)
                                                        ----------------------------------------------------------------
Net asset value, end of year.........................     $16.33        $13.78        $13.20        $13.66        $12.66
                                                        ================================================================
Total return*........................................     22.06%         7.48%       (1.74)%         9.69%        25.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)......................   $151,777      $125,875      $130,149      $131,544       $61,820
Ratios to average net assets:
 Expenses............................................      1.45%         1.51%         1.55%         1.58%         1.68%
 Net investment income...............................      2.55%         2.73%         3.05%         1.97%         2.60%
Portfolio turnover rate..............................     24.03%        20.07%        38.69%        32.34%        19.74%
Average commission rate paid**.......................     $.0053        $.0418            --            --            --

*Total return does not reflect sales commissions.
**Relates to purchases and sales of equity securities. Prior to fiscal year end
  1996 disclosure of average commission rate was not required.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (continued)

                                                                                             CLASS II
                                                                                  ------------------------------
                                                                                      YEAR ENDED AUGUST 31,
                                                                               ------------------------------------
                                                                                 1997          1996         1995+
                                                                               ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..........................................     $13.67        $13.17        $12.25
                                                                               ------------------------------------
Income from investment operations:
 Net investment income......................................................        .31           .33           .03
 Net realized and unrealized gains..........................................       2.52           .52           .89
                                                                               ------------------------------------
Total from investment operations............................................       2.83           .85           .92
Distributions to shareholders from net investment income....................       (.34)         (.35)           --
                                                                               ------------------------------------
Net asset value, end of year................................................     $16.16        $13.67        $13.17
                                                                               ====================================
Total return*...............................................................     21.12%         6.69%         7.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's).............................................     $8,917        $5,275        $1,823
Ratios to average net assets:
 Expenses...................................................................      2.20%         2.26%         2.26%***
 Net investment income......................................................      1.74%         2.20%         1.71%***
Portfolio turnover rate.....................................................     24.03%        20.07%        38.69%
Average commission rate paid**..............................................     $.0053        $.0418            --

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Relates to purchases and sales of equity securities. Prior to fiscal year end
  1996, disclosure of average commission rate was not required.
***Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.

                       See notes to financial statements.

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.4%
BANKING 1.8%
Banque Nationale de Paris.......................................      France               30,646         $  1,306,726
HSBC Holdings Plc...............................................    Hong Kong              34,789            1,059,449
National Westminster Bank Plc...................................  United Kingdom           32,500              414,749
PT Bank Bali, fgn...............................................    Indonesia              15,000               22,766
PT Lippo Bank, fgn..............................................    Indonesia              12,500                4,848
Shinhan Bank Co. Ltd............................................   South Korea              6,880               70,536
Thai Farmers Bank Public Co. Ltd., fgn..........................     Thailand              28,500               81,691
                                                                                                          ------------
                                                                                                             2,960,765
                                                                                                          ------------
BUILDING MATERIALS & COMPONENTS 1.4%
*Suez Cement Co.................................................      Egypt                88,000            1,845,203
Unione Cementi Marchino Emiliane (Unicem), di Risp..............      Italy               139,580              359,021
                                                                                                          ------------
                                                                                                             2,204,224
                                                                                                          ------------
BUSINESS & PUBLIC SERVICES 0.8%
+Horizon Group Inc..............................................  United States           107,520            1,350,720
                                                                                                          ------------
CONSTRUCTION & HOUSING 5.9%
Daito Trust Construction Co. Ltd................................      Japan               138,600            1,525,345
Dragados y Construcciones SA....................................      Spain                25,701              481,409
Engle Homes.....................................................  United States           123,900            1,734,600
Kaufman & Broad Home Corp.......................................  United States           117,300            2,346,000
*Schuler Homes Inc..............................................  United States           135,000              793,125
Sirti SpA.......................................................      Italy               180,000              959,721
*++Sundance Homes Inc...........................................  United States           690,000            1,293,750
Toda Corp.......................................................      Japan                70,000              388,084
                                                                                                          ------------
                                                                                                             9,522,034
                                                                                                          ------------
ELECTRICAL & ELECTRONICS 0.4%
Philips Electronics NV..........................................   Netherlands              9,200              654,977
                                                                                                          ------------
ENERGY SOURCES 2.0%
Societe Elf Aquitane SA.........................................      France               10,317            1,146,484
Valero Energy Corp..............................................  United States            60,700            2,022,069
                                                                                                          ------------
                                                                                                             3,168,553
                                                                                                          ------------
FINANCIAL SERVICES 0.7%
Federal National Mortgage Assn..................................  United States            27,000            1,188,000
                                                                                                          ------------
FOREST PRODUCTS & PAPER 2.3%
Fletcher Challenge Ltd. Forestry Division, ADR..................   New Zealand             12,769              152,430
Georgia-Pacific Corp............................................  United States            20,000            1,825,000
St. Joe Paper Corp..............................................  United States            20,000            1,712,500
                                                                                                          ------------
                                                                                                             3,689,930
                                                                                                          ------------
LEISURE & TOURISM 0.9%
Grand Hotel Holdings Ltd........................................    Hong Kong           2,469,000              963,769
Oriental Hotel (Thailand) Public Co. Ltd., fgn..................     Thailand              76,200              401,170
                                                                                                          ------------
                                                                                                             1,364,939
                                                                                                          ------------

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 0.5%
Wessel & Vett AS, C.............................................     Denmark               12,000         $    790,564
                                                                                                          ------------
METALS & MINING 2.4%
Anglo American Platinum Corp....................................   South Africa             1,208               20,535
Boehler Uddeholm AG.............................................     Austria                9,500              743,514
Boehler Uddeholm AG, 144A.......................................     Austria                2,000              156,529
British Steel Plc...............................................  United Kingdom          515,800            1,446,035
RGC Ltd.........................................................    Australia              33,601               95,115
Usinas Siderugicas de Minas Gerais, Sponsored ADR...............      Brazil               56,000              608,720
Vale do Rio Doce, ADR...........................................      Brazil               31,200              726,047
                                                                                                          ------------
                                                                                                             3,796,495
                                                                                                          ------------
MULTI-INDUSTRY 3.6%
Cheung Kong Holdings Ltd........................................    Hong Kong             400,000            4,232,531
Inversiones y Representacion....................................    Argentina             202,831              893,153
Metro Pacific Corp. MDI.........................................   Philippines          2,718,539              367,977
Swire Pacific Ltd., B...........................................    Hong Kong             174,300              250,783
                                                                                                          ------------
                                                                                                             5,744,444
                                                                                                          ------------
REAL ESTATE 60.0%
+American Health Properties Inc.................................  United States            64,300            1,583,387
Bail Investissement.............................................      France                8,700            1,077,080
+Beacon Properties Corp.........................................  United States           105,000            3,780,000
*Bluegreen Corp.................................................  United States           377,445            1,580,551
*Boston Properties Inc..........................................  United States            65,000            1,937,812
*Canlan Investment Corp.........................................      Canada              595,600            1,565,844
Carramerica Realty Corp.........................................  United States            65,000            1,937,812
*Catellus Development Corp......................................  United States           290,000            5,582,500
+CBL & Associates Properties Inc................................  United States           160,000            3,870,000
+Charles E. Smith Residential Realty Inc........................  United States            80,000            2,440,000
China Resources Beijing Land Ltd., 144A.........................      China               480,300              309,891
*Crescent Operating Inc.........................................  United States            11,350              183,019
+Crescent Real Estate Equities Company..........................  United States           113,500            3,589,437
+Equity Residential Properties..................................  United States           100,000            4,868,750
+Federal Realty Investment Trust................................  United States            33,000              831,187
+General Growth Properties......................................  United States           104,000            3,562,000
+Health Care Property Investors Inc.............................  United States            30,000            1,115,625
+Highwood Properties Inc., REIT.................................  United States            96,200            3,126,500
Inversiones y Representacion, GDR...............................    Argentina                 500               22,219
+LTC Properties Inc.............................................  United States           226,000            4,265,750
+Nationwide Health Properties Inc...............................  United States           122,000            2,760,250
New Asia Realty and Trust Co. Ltd., A...........................    Hong Kong             388,000            1,421,924
New World Development Co. Ltd...................................    Hong Kong             236,625            1,474,803
*New World Infrastructure Ltd...................................    Hong Kong                 757                2,120
+Omega Healthcare Investors.....................................  United States            57,184            1,869,192
+Post Properties Inc............................................  United States            67,000            2,499,937
PT Jaya Properties, fgn.........................................    Indonesia           3,874,500            2,613,491
++Revenue Property Ltd..........................................      Canada            3,294,739            8,068,652
Rouse Co........................................................  United States           156,300            4,591,312

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                     COUNTRY            SHARES               VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Ryoden Development Ltd..........................................    Hong Kong           3,650,000         $  2,060,617
+Security Capital Industrial Trust..............................  United States            93,808            1,981,694
*+Security Capital Industrial Trust, rts........................  United States            93,808                  733
+Security Capital Pacific Trust, SBI............................  United States           179,111            3,906,859
*+Security Capital Pacific Trust, SBI, rts......................  United States           179,111                2,799
*Security Capital US Realty.....................................    Luxembourg            232,000            3,364,000
+Summit Properties Inc., REIT...................................  United States            91,300            1,820,294
Sun Hung Kai Properties Ltd.....................................    Hong Kong             130,000            1,476,224
Taylor Woodrow Plc..............................................  United Kingdom          315,802              951,874
Union du Credit Bail Immobilier Unibail.........................      France               26,850            2,572,635
+Weeks Corp.....................................................  United States           135,000            4,252,500
Westfield Trust Units...........................................    Australia             754,285            1,414,201
                                                                                                          ------------
                                                                                                            96,335,475
                                                                                                          ------------
TELECOMMUNICATIONS 0.4%
Telecomunicacoes Brasileiras SA.................................      Brazil            6,664,000              714,327
                                                                                                          ------------
TRANSPORTATION 1.4%
Florida East Coast Industries Inc...............................  United States            11,000            1,234,750
Peninsular & Oriental Steam Navigation Co.......................  United Kingdom          100,000            1,053,331
                                                                                                          ------------
                                                                                                             2,288,081
                                                                                                          ------------
UTILITIES ELECTRICAL & GAS 3.9%
Korea Electric Power Corp.......................................   South Korea             59,750            1,562,438
Mosenergo, ADR, Reg. S..........................................      Russia               18,873              870,989
National Grid Holdings Plc......................................  United Kingdom          234,200            1,009,551
National Power Plc..............................................  United Kingdom          192,378            1,770,742
Trizec Hahn Corp................................................      Canada               44,000              992,750
                                                                                                          ------------
                                                                                                             6,206,470
                                                                                                          ------------
TOTAL COMMON STOCKS (COST $111,919,125).........................                                           141,979,998
                                                                                                          ------------

PREFERRED STOCKS 2.6%
Baumax AG, pfd..................................................     Austria               30,082              712,939
Cia Vale do Rio Doce, pfd.......................................      Brazil               30,800              716,738
*Lojas Americanas SA, pfd.......................................      Brazil           22,658,436              298,929
Nacional Financiera SA, 11.25%, conv., pfd......................      Mexico               15,700              722,200
*Petrobras Distribuidora SA, pfd................................      Brazil           38,683,700              992,699
Petrobras-Petroleo Brasileiro SA, pfd...........................      Brazil            2,526,000              617,904
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR.............      Brazil                  490               57,820
                                                                                                          ------------
TOTAL PREFERRED STOCKS (COST $4,562,771)........................                                             4,119,229
                                                                                                          ------------

TEMPLETON GLOBAL REAL ESTATE FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                                       PRINCIPAL
                                                                      COUNTRY           AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------------

BONDS 1.7%
Italy Govt., 5.00%, 6/28/01, conv................................      Italy           $1,345,000         $  1,372,741
Metro Pacific Capital, 2.50%, 4/11/03, 144A, conv................  United States          175,000              161,875
++Revenue Properties, 6.00%, 3/01/04, conv.......................  United States         1,400,00            1,228,500
                                                                                                          ------------
TOTAL BONDS (COST $2,957,122)....................................                                            2,763,116
                                                                                                          ------------

SHORT TERM OBLIGATIONS 6.0%
  U.S. GOVERNMENT AND GOVERNMENT AGENCIES
    Federal Farm Credit Banks, 9/29/97...........................  United States          648,000              645,356
    Federal Home Loan Mortgage Corp., 9/15/97....................  United States        1,350,000            1,347,349
    Federal National Mortgage Assn.:.............................
      9/10/97....................................................  United States          575,000              574,305
      10/21/97...................................................  United States          780,000              774,246
      11/17/97...................................................  United States        2,700,000            2,669,107
  (a)REPURCHASE AGREEMENT
    Bank of America 5.45% 9/2/97, (Maturity Value $3,658,214)
      Collateral: U.S. Treasury Note, 8.125%, 9/30/00............  United States        3,656,000            3,656,000
                                                                                                          ------------
TOTAL SHORT TERM OBLIGATIONS (COST $9,664,701)...................                                            9,666,363
                                                                                                          ------------
TOTAL INVESTMENTS (COST $129,103,719) 98.7%......................                                          158,528,706
OTHER ASSETS, LESS LIABILITIES 1.3%..............................                                            2,165,588
                                                                                                          ------------
TOTAL NET ASSETS 100.0%..........................................                                         $160,694,294
                                                                                                          ============

*Non-income producing.
**Securities traded in U.S. dollars.
(a)At August 31, 1997, all repurchase agreements held by the Fund had been entered into on that date.
+Real Estate Investment Trust (33.3% of total net assets).
++See Note 5.

                       See notes to financial statements.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $129,103,719).............................  $158,528,706
 Receivables:
  Investment securities sold.........................................................     2,064,844
  Fund shares sold...................................................................       418,325
  Dividends and interest.............................................................       502,436
                                                                                       ------------
     Total assets....................................................................   161,514,311
                                                                                       ------------
Liabilities:
 Payables:
  Funds advanced by custodian........................................................        39,917
  Investment securities purchased....................................................       308,808
  Fund shares redeemed...............................................................       172,994
 Accrued expenses....................................................................       298,298
                                                                                       ------------
     Total liabilities...............................................................       820,017
                                                                                       ------------
      Net assets, at value...........................................................  $160,694,294
                                                                                       ============
Net assets consist of:
 Undistributed net investment income.................................................  $  2,058,847
 Net unrealized appreciation.........................................................    29,424,987
 Accumulated net realized gain.......................................................        25,855
 Beneficial shares...................................................................   129,184,605
                                                                                       ------------
     Net assets, at value............................................................  $160,694,294
                                                                                       ============
CLASS I
 Net asset value per share ($151,777,371 / 9,296,785 shares outstanding).............        $16.33
                                                                                       ============
 Maximum offering price per share ($16.33 / 94.25%)..................................        $17.33
                                                                                       ============
CLASS II
 Net asset value per share ($8,916,923 / 551,910 shares outstanding).................        $16.16
                                                                                       ============
 Maximum offering price per share ($16.16 / 99.00%)..................................        $16.32
                                                                                       ============

                       See notes to financial statements.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $196,177 foreign taxes withheld)
 Dividends................................................................   $5,595,974
 Interest.................................................................      402,360
                                                                             ------------
     Total investment income..............................................                 $ 5,998,334
Expenses:
 Management fees (Note 3).................................................    1,124,970
 Administrative fees (Note 3).............................................      224,996
 Distribution fees (Note 3)
  Class I.................................................................      354,926
  Class II................................................................       76,732
 Transfer agent fees (Note 3).............................................      237,800
 Custodian fees...........................................................       71,700
 Reports to shareholders..................................................       54,663
 Registration and filing fees.............................................       54,900
 Professional fees (Note 3)...............................................       25,600
 Trustees' fees and expenses..............................................       11,300
 Other....................................................................          678
                                                                             ------------
     Total expenses.......................................................                   2,238,265
                                                                                           ------------
      Net investment income...............................................                   3,760,069
                                                                                           ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.............................................................    6,362,524
  Foreign currency transactions...........................................      (98,859)
                                                                             ------------
 Net realized gain........................................................                   6,263,665
 Net unrealized appreciation on investments...............................                  19,072,168
                                                                                           ------------
Net realized and unrealized gain..........................................                  25,335,833
                                                                                           ------------
Net increase in net assets resulting from operations......................                 $29,095,902
                                                                                           ============

                       See notes to financial statements.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                           1997               1996
                                                                       -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................... $  3,760,069       $  3,484,842
  Net realized gain (loss) on investments and foreign currency
    transactions......................................................    6,263,665         (3,766,931)
  Net unrealized appreciation on investments..........................   19,072,168          9,465,131
                                                                       -------------------------------
      Net increase in net assets resulting from operations............   29,095,902          9,183,042
 Distributions to shareholders from:
  Net investment income:
   Class I............................................................   (3,880,651)        (3,656,308)
   Class II...........................................................     (148,294)           (58,680)
 Capital share transactions (Note 2)
   Class I............................................................    2,081,128         (9,558,558)
   Class II...........................................................    2,396,525          3,267,549
                                                                       -------------------------------
      Net increase in net assets......................................   29,544,610           (822,955)
Net assets:
 Beginning of year....................................................  131,149,684        131,972,639
                                                                       -------------------------------
 End of year.......................................................... $160,694,294       $131,149,684
                                                                       ===============================
Undistributed net investment income included in net assets:
 Beginning of year.................................................... $  2,190,285       $  2,945,004
                                                                       ===============================
 End of year.......................................................... $  2,058,847       $  2,190,285
                                                                       ===============================

                       See notes to financial statements.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain and loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------------------
                                                                       1997                               1996
                                                            -------------------------------------------------------------
                      CLASS I SHARES:                         SHARES         AMOUNT              SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold................................................  2,014,081    $ 30,445,208          1,668,000    $ 22,151,692
Shares issued on reinvestment of distributions.............    232,731       3,281,785            243,797       3,114,773
Shares redeemed............................................ (2,082,833)    (31,645,865)        (2,640,108)    (34,825,023)
                                                            -------------------------------------------------------------
Net increase (decrease)....................................    163,979    $  2,081,128           (728,311)   $ (9,558,558)
                                                            =============================================================

                     CLASS II SHARES:                         SHARES         AMOUNT              SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold................................................    301,806    $  4,542,020            282,857    $  3,739,556
Shares issued on reinvestment of distributions.............      9,139         128,318              4,365          55,597
Shares redeemed............................................   (144,901)     (2,273,813)           (39,852)       (527,604)
                                                            -------------------------------------------------------------
Net increase...............................................    166,044    $  2,396,525            247,370    $  3,267,549
                                                            =============================================================

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin Templeton Distributors, Inc. (Distributors) and Franklin Templeton

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Investor Services, Inc. (Investors Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
           0.15%      First $200 million
          0.135%      Over $200 million, up to and including $700 million
           0.10%      Over $700 million, up to and including $1.2 billion
          0.075%      Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1997, unreimbursed costs were $66,754. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $38,740 and $22,912, respectively.

During the year ended August 31, 1997, legal fees of $4,319 were paid to a law firm in which an officer of the Fund is a partner.

4.   PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $34,496,675 and $39,099,707, respectively.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (cont.)

5.   HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at August 31, 1997 were as follows:

                                        NUMBER OF
                                          SHARES                               SHARES
                                         HELD AT                              HELD AT        VALUE                  REALIZED
                                        AUGUST 31,     GROSS       GROSS     AUGUST 31,   AUGUST 31,    DIVIDEND     CAPITAL
                                           1996      ADDITIONS   REDUCTIONS     1997         1997        INCOME   GAINS/(LOSSES)
                                        ---------------------------------------------------------------------------------------
Revenue Property Ltd..................  1,555,800    1,738,939        0      3,294,739    $ 8,068,652   $133,226       $ 0
Revenue Property Ltd., 6.00%, conv.,
  3/01/04.............................  1,400,000            0        0      1,400,000      1,228,500          0         0
Sundance Homes Inc....................    690,000            0        0        690,000      1,293,750          0         0
                                                                                                                         -
                                                                                          -----------   --------
        Total Affiliates..............                                                    $10,590,902   $133,226       $ 0
                                                                                          ============= ========== ==============

6.   INCOME TAXES

At August 31, 1997, the Fund had tax basis capital losses of $684,975 which may be carried over to offset future capital gains. Such losses expire August 31, 2004.

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $129,271,632 was as follows:

        Unrealized appreciation............  $ 40,486,756
        Unrealized depreciation............   (11,229,682)
                                             --------------
        Net unrealized appreciation........  $ 29,257,074
                                             ==============

TEMPLETON GLOBAL REAL ESTATE FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GLOBAL REAL ESTATE FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Real Estate Fund as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Real Estate Fund as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN LLP

New York, New York
September 26, 1997

TEMPLETON GLOBAL REAL ESTATE FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 9.87% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1997.

                       This page intentionally left blank

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.
FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund
GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund
GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund
GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund
GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund
INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations

Franklin Corporate Qualified
 Dividend Fund
FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund
FRANKLIN STATE-SPECIFIC

FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**
VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.
+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.
                                                                  09/97.1

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial
  Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust,
  Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Global Real Estate Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLED LOGO] PRINTED ON RECYCLED PAPER